UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2005

CAPITAL BANK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-30062 (Commission File No.)	56-2101930 (I.R.S. Employer Identification Number)

4901 Glenwood Ave.
Raleigh, North Carolina 27612
(Address of principal executive offices)

(919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

Capital Bank Corporation ("CBC") is furnishing its slide presentation of June 30, 2005, which will be utilized by its senior management in its presentations with analysts. The slide presentation is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

This communication is being made in respect of the proposed merger transaction involving CBC and 1st State Bancorp, Inc. ("FSBC"). The proposed transaction will be submitted to CBC's and FSBC's shareholders for their consideration. CBC and FSBC will file a registration statement, a joint proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). SHAREHOLDERS OF CBC AND FSBC ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about CBC and FSBC, at the SEC's Website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained, without charge, by directing a request to Richard W. Edwards at PO Box 18949, Raleigh, NC 27619 (800) 308-3971 or A. Christine Baker at 445 S. Main Street, PO Box 1797, Burlington, NC 27216-1797 (336)-227-8861.

Each of CBC and FSBC and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CBC and FSBC, as the case may be, in connection with the Merger. Information about the directors and executive officers of FSBC and their ownership of FSBC common stock is set forth in the proxy statement, dated January 5, 2005, for FSBC's 2005 annual meeting of shareholders held on February 8, 2005, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of CBC and their ownership of CBC common stock is set forth in the proxy statement, dated April 28, 2005, for CBC's 2005 annual meeting of shareholders held on May 26, 2005, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of such participants may be obtained by reading the joint proxy statement/prospectus when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibits accompany this Report:

Exhibit 99.1      Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2005

CAPITAL BANK CORPORATION By: /s/ Richard W. Edwards Richard W. Edwards Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Exhibit 99.1	Description of Exhibit Presentation